Exhibit 10(a)

ABX AIR, INC.

2005 LONG-TERM-INCENTIVE PLAN

PERFORMANCE-BASED STOCK UNITS

INSTRUCTIONS FOR COMPLETING AWARD AGREEMENT

1.00	Type of Award

This Award Agreement is to be used only to grant Performance-based stock units to employees.

2.00	Instructions for Completing This Form

To complete this form:

•	Select the “edit” option from your P.C.’s horizontal menu bar.

•	Select “Replace” from the drop-down dialogue box.

•	Using the “Replace” dialogue box:

•	In the “Find what” box, type the code of the item to be replaced from the code sheet accompanying this form (using all capital letters or initial capital letters as indicated on the code sheet);

•	In the “Replace with” box, type the information to be substituted for the coded item (using all capital letters or initial capital letters as indicated on the code sheet);

•	Click “match case”; and

•	Click on the “Replace all” box.

•	Repeat this procedure for each code to be replaced.

ABX AIR, INC.

2005 LONG-TERM INCENTIVE PLAN

PERFORMANCE-BASED STOCK UNIT AWARD AGREEMENT

Code Sheet

The following codes are used in this Award Agreement and should be replaced using your P.C.’s “Replace” function (see instructions accompanying this form).

VTA	Grantee’s name (all capital letters)

VTB	Grant Date (all capital letters)

Vtb	Grant Date (initial capital letters only)

Vte	Date that is 30 days after Grant Date (initial capital letters only)

Vtq	Grantee’s name (initial capital letters only)

THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING

SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

ABX AIR, INC.

2005 LONG-TERM INCENTIVE PLAN

PERFORMANCE-BASED STOCK UNIT

GRANTED TO VTA ON VTB

ABX Air, Inc. (“Company”) and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company’s business. To this end, the Company and its shareholders adopted the ABX Air, Inc. 2005 Long-Term Incentive Plan (“Plan”) as a means through which you may share in the Company’s success. This is done by granting Awards to key employees like you. If you satisfy the conditions described in this Agreement (and the Plan), your Award will mature into common shares of the Company.

This Award Agreement describes many features of your Award and the conditions you must meet before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:

•	Read the Plan and the Plan’s Prospectus carefully to ensure you understand how the Plan works;

•	Read this Award Agreement carefully to ensure you understand the nature of your Award and what must happen if you are to earn it; and

•	Contact W. Joseph Payne at (937) 382-5591 ext. 2686 if you have any questions about your Award.

Also, no later than Vte, you must return a signed copy of the Award Agreement to:

W. Joseph Payne

ABX Air, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

If you do not do this, your Award will be revoked automatically as of the date it was granted and you will not be entitled to receive anything on account of the retroactively revoked Award.

Section 409A of the Internal Revenue Code (“Section 409A”) imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan’s Prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued rules fully defining the effect of Section 409A, it may be necessary to revise your Award Agreement if you are to avoid these penalties. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

Nature of Your Award

You have been granted an Award consisting of stock units, which will be converted to common shares of the Company if the conditions described in this Award Agreement are met. Federal income tax rules apply to the payment of your Award. These and other conditions affecting your Award are described in this Award Agreement, the Plan and the Plan’s Prospectus, all of which you should read carefully.

No later than Vte, you must return a signed copy of this Award Agreement to:

W. Joseph Payne

ABX Air, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

If you do not do this, your Award will be revoked automatically as of the Grant Date and you will not be entitled to receive anything on account of the retroactively revoked Award.

Grant Date: Your Performance Units were issued on Vtb.

This is the date you begin to earn your Award.

Amount of Award: The amount of your Award and the conditions that must be met before it will be earned is discussed below in the section below titled “When Your Award Will Be Settled.”

Performance Period: The period that begins on the Grant Date (i.e., Vtb) and ends on December 31, 2007.

This is the period over which the Plan committee will determine if you have met the conditions imposed on your Award.

When Your Award Will Be Settled

Settlement: At the end of the Performance Period, your stock units will be converted to an equal number of common shares of the Company or forfeited depending on:

•	The extent to which the appreciation of the Company stock during the Performance Period equals or exceeds the Total Shareholder Return (TSR) performance of the NASDAQ Transportation Index during the same period (these stock units are referred to as “Stock Performance Units”); and

•	How the Company’s Average Return on Equity during the Performance Period compares to the levels specified in the table below (these stock units are referred to as “ROE Units”).

The tables below demonstrate how these criteria will affect your Award. However, before analyzing those tables, it is important that you understand that:

•	Separate criteria are applied to each of the parts of your Award. This means that you might earn Stock Performance Units at the threshold level but earn your ROE Units at the maximum level.

•	The NASDAQ Transportation Index is a group of transportation corporations whose stock is traded on the NASDAQ.

•	Average Return on Equity is a financial performance measure in which the Company’s net income (i.e., income after taxes and expenses) is divided by the Company’s shareholders’ equity. For purposes of this Plan, average ROE will be calculated as follows: The Performance Period will be comprised of three fiscal years. To calculate average ROE for each fiscal year (except the partial fiscal year beginning Vtb) within the Performance Period, the Company’s net income for each fiscal year will be divided by the average of shareholders’ equity at the beginning of the fiscal year and at the end of the same fiscal year. For the first (partial) fiscal year ending December 31, 2005, average ROE will be the Company’s net income for the period beginning Vtb and ending December 31, 2005 divided by the average of shareholders’ equity on the same dates and “annualized,” by dividing this figure by three and multiplying the result by four. The figures calculated for each fiscal period within the performance period will then be added together and divided by three to produce the overall, average ROE for a three-year performance period.

Your Stock Performance Units

You will earn or forfeit all or part of your Stock Performance Units based on Company performance, as described in the following table:

If, on December 31, 2007, the Company’s stock performance is	You will receive the following number of shares of Company stock
Below the 25th percentile of the NASDAQ Transportation Index	0

At the 25th percentile of the NASDAQ Transportation Index (“threshold Stock Performance Unit level”)	*

At the 50th percentile of the NASDAQ Transportation Index (“target Stock Performance Unit level”)	*

At the 75th or higher percentile of the NASDAQ Transportation Index (“maximum Stock Performance Unit Level”)	*

*	Note: For performance outcomes between the 25th percentile and the 75th percentile levels, actual awards will be interpolated.

Your ROE Units

You will earn or forfeit all or part of your ROE Units based on Company performance, as described in the following table:

If, over the Performance Period, the Company’s Average Return on Equity is	You will receive the following number of shares of Company stock
Less than 15%	0
15% (“threshold ROE Unit level”)	*
20% (“target ROE Unit level”)	*
25% or higher (“maximum ROE Unit level”)	*

*	Note: For performance outcomes between the 15% ROE and 25% ROE levels, actual awards will be interpolated.

As noted above, between the threshold and maximum performance levels, actual awards will be calculated by interpolating between the ranges shown in the preceding tables. This interpolation will be done only in whole increments (full percentiles for the Stock Performance Units and full percentages for the ROE performance units) and will not be applied below the threshold level or above the maximum level.

Example 1: assume that the Company’s stock performance for the Performance Period is at the 60th percentile (ten full percentiles above the “target Stock Performance Unit level”). In this case, you will receive          shares of Company stock (because whole percentiles between the threshold and maximum levels are interpolated).

Example 2: assume that the Company’s Average Return on Equity for the Performance Period is 21 percent (one full percentage point above the “target ROE Unit level”). In this case, you will receive          shares of Company stock (because whole percentages between the threshold and maximum levels are interpolated).

Example 3: assume that the Company’s Average Return on Equity for the Performance Period is 14 percent (one full percentage point below the lowest range of the “threshold ROE Unit level”). In this case, all of the ROE Units will be forfeited (because no interpolation is applied below the threshold level).

Example 4: assume that the Company’s stock performance for the Performance Period is at the 35.5th percentile (ten and one-half percentiles above the “threshold Stock Performance Unit level”). In this case, you will receive          shares of Company stock (the payout at the 35th percentile, because only whole percentiles are interpolated).

How Your Performance Units Might Be Settled Before the End of the Performance Period: If there is a Business Combination (as defined in the Plan) while you are employed, all performance criteria will be deemed to have been met at the threshold level or at any higher level actually achieved as of the date of the Business Combination (“Accelerated Units”) and you will receive cash or stock (depending on the nature of the Business Combination) as if the Performance Period ended on the date of the Business Combination. The amount you will receive will be determined under the following formula:

Your Accelerated Units multiplied by the number of whole months between the beginning of the Performance Period and the date of the Business Combination

Divided by the number of whole months in the Performance Period

How Your Performance Units Are Settled if You Die, Retire or Become Disabled Before the End of the Performance Period: If your employment terminates before the end of the Performance Period (and before a Business Combination) because of death, disability (as defined in the Plan) or after qualifying for retirement under the ABX Air, Inc. Retirement Income Plan, you may receive a portion of your Award. The amount (if any) you will receive will depend on whether (and the extent to which) the performance criteria are met at the end of the Performance Period, not when you terminate employment. If the performance criteria are met at the end of the Performance Period during which you terminate because of death, disability or retirement, you

(or your beneficiary) will receive the number of shares you would have received if you had remained actively employed until the end of that Performance Period multiplied by the number of whole years (i.e., elapsed 12-consecutive-month periods) between the first day of the Performance Period and the date you terminate employment because of death, retirement or disability and divided by the number of whole years (i.e., elapsed 12-consecutive-month periods included in the Performance Period).

How Your Performance Units May Be Forfeited: You will forfeit your Performance Units if, before your Performance Units are settled:

•	You terminate employment voluntarily (and before you are eligible for retirement) or if you are involuntarily terminated by the Company for any reason (or for no reason) before the Normal Settlement Date (and you are not then eligible for retirement);

•	You commit any act of fraud, intentional misrepresentation, embezzlement, misappropriation or conversion of any of the Company’s or any Subsidiary’s (as defined in the Plan) assets or business opportunities;

•	You are convicted of, or enter into a plea of nolo contendere to, a felony;

•	You intentionally, repeatedly or continually violate any of the Company’s policies or procedures after notice that you have violated a Company policy or procedure;

•	You breach any written covenant or agreement with the Company or any Subsidiary, including the terms of the Plan;

•	Without the Company’s advance written consent, you agree to or actually serve in any capacity for a business or entity that competes with any portion of the Company’s or any Subsidiary’s (as defined in the Plan) business or provide services (including business consulting) to an entity that competes with any portion of the Company’s or any Subsidiary’s business;

•	You refuse or fail to consult with, supply information to or otherwise cooperate with the Company after having been requested to do so; or

•	You deliberately engage in any action that the Company decides harms the Company or any Subsidiary.

Settling Your Award

If all applicable conditions have been met, your Performance Units will be settled automatically.

Other Rules Affecting Your Award

Rights During the Performance Period: During the Performance Period, you will not actually own the shares that you might receive at the end of the Performance Period. This means that you may not exercise any voting rights or receive any dividends associated with those shares until your Award is settled.

Beneficiary Designation: You may name a Beneficiary or Beneficiaries to receive any shares associated with your Performance Units that are settled after you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form and in the Plan. If you have not made an effective Beneficiary designation, your Beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

Tax Withholding: Income taxes must be withheld when your Award is settled (see the Plan’s Prospectus for a discussion of the tax treatment of your Award). These taxes may be paid in one of several ways. They are:

•	The Company may withhold this amount from other amounts owed to you (e.g., from your salary).

•	You may pay these taxes by giving the Company a check (payable to “ABX Air, Inc.”) in an amount equal to the taxes that must be withheld.

•	By having the Company withhold a portion of the shares that otherwise would be distributed. The number of shares withheld will have a fair market value equal to the taxes that must be withheld.

•	You may give the Company other shares of Company stock (that you have owned for at least six months) with a value equal to the taxes that must be withheld.

You may choose the approach you prefer, although the Company may reject your preferred method for any reason (or for no reason). If this happens, the Company will specify (from among the alternatives just listed) how these taxes are to be paid.

If you do not choose a method within 30 days of the Settlement Date, the Company will withhold a portion of the shares that otherwise would be distributed. The number of shares withheld will have a fair market value equal to the taxes that must be withheld and the balance of the shares will be distributed to you.

Transferring Your Performance Units: Normally your Performance Units may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person to receive any stock that is distributed after you die. Also, the Committee may allow you to place your Performance Units into a trust established for your benefit or the benefit of your family. Contact W. Joseph Payne at (937) 382-5591 ext. 2686 or at the address given below if you are interested in doing this.

Governing Law: This Award Agreement will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the United States and of the State of Ohio, except to the extent that the Delaware General Corporation Law is mandatorily applicable.

Other Agreements: Also, your Performance Units will be subject to the terms of any other written agreements between you and the Company.

Adjustments to Your Performance Units: Your Award will be adjusted, if appropriate, to reflect any change to the Company’s capital structure (e.g., the number of your Performance Units will be adjusted to reflect a stock split).

Other Rules: Your Stock Performance Units are also subject to more rules described in the Plan and in the Plan’s Prospectus. You should read both these documents carefully to ensure you fully understand all the conditions of this Award.

Tax Treatment of Your Award

The federal income tax treatment of your Performance Units is discussed in the Plan’s Prospectus.

*****

You may contact W. Joseph Payne at (937) 382-5591 ext. 2686 or at the address given below if you have any questions about your Award or this Award Agreement.

*****

Your Acknowledgment of Award Conditions

Note: You must sign and return a copy of this Award Agreement to W. Joseph Payne at the address given below no later than Vte.

By signing below, I acknowledge and agree that:

•	A copy of the Plan has been made available to me;

•	I have received a copy of the Plan’s Prospectus;

•	I understand and accept the conditions placed on my Award and understand what I must do to earn my Award;

•	I will consent (on my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the terms of my Award and reduce its value or potential value; and

•	If I do not return a signed copy of this Award Agreement to the address shown below not later than Vte, my Award will be revoked automatically as of the date it was granted and I will not be entitled to receive anything on account of the retroactively revoked Award.

Vtq

(signature)
Date signed:

A signed copy of this form must be sent to the following address no later than Vte:

W. Joseph Payne

ABX Air, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

After it is received, the ABX Air, Inc. 2005 Long-Term Incentive Plan Committee will acknowledge receipt of your signed agreement.

*****

Committee’s Acknowledgment of Receipt

A signed copy of this Award Agreement was received on                         .

By:
Vtq:

             Has complied with the conditions imposed on the grant and the Award and the Award Agreement remains in effect; or

             Has not complied with the conditions imposed on the grant and the Award and the Award Agreement are revoked as of the Grant Date because

__________________________________________________________________________________

describe deficiency

ABX Air, Inc. 2005 Long-Term Incentive Plan Committee

By:

Date:

Note: Send a copy of this completed form to Vtq and keep a copy as part of the Plan’s permanent records.

ABX AIR, INC.

2005 LONG-TERM INCENTIVE PLAN

BENEFICIARY DESIGNATION FORM

RELATING TO PERFORMANCE STOCK UNITS ISSUED TO VTA ON VTB

Instructions for Completing This Form

You may use this form to [1] name the person you want to receive any amount due under the ABX Air, Inc. 2005 Long-Term Incentive Plan after your death or [2] change the person who will receive these benefits.

There are several things you should know before you complete this form.

First, if you do not elect another Beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.

Second, your election will not be effective (and will not be implemented) unless you complete all applicable portions of this form.

Third, your election will be effective only if this form is completed properly and returned to W. Joseph Payne at the address given below.

Fourth, all elections will remain in effect until they are changed (or until all death benefits are paid).

Fifth, if you designate your spouse as your Beneficiary but are subsequently divorced from that person (or your marriage is annulled), your Beneficiary designation will be revoked automatically.

Sixth, if you have any questions about this form or if you need additional copies of this form, please contact W. Joseph Payne at (937) 382-5591 ext. 2686 or at the address given below.

1.00 Designation of Beneficiary

1.01	Primary Beneficiary:

I designate the following persons as my Primary Beneficiary or Beneficiaries to receive any amount due under the Award Agreement described at the top of this form after my death. This benefit will be paid, in the proportion specified, to:

                    % to

                                                 (Name)                                                                                  (Relationship)

Address:

                    % to

                                                 (Name)                                                                                  (Relationship)

Address:

                    % to

                                                 (Name)                                                                                  (Relationship)

Address:

                    % to

                                                 (Name)                                                                                  (Relationship)

Address:

1.02	Contingent Beneficiary

If one or more of my Primary Beneficiaries dies before I die, I direct that any amount due under the Award Agreement described at the top of this form after my death:

             Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

             Be distributed among the following Contingent Beneficiaries.

                    % to

                                                 (Name)                                                                                  (Relationship)

Address:

                    % to

                                                 (Name)                                                                                  (Relationship)

Address:

                    % to

                                                 (Name)                                                                                  (Relationship)

Address:

                    % to

                                                 (Name)                                                                                  (Relationship)

Address:

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Elections made on this form will be effective only after this form is received by W. Joseph Payne and only if it is fully and properly completed and signed.

Name: Vtq

Soc. Sec. No.:

Date of Birth:

Address:

___________________________________________________________________________________________

Sign and return this form to W. Joseph Payne at the address given below

Date	Signature

Return this signed form to W. Joseph Payne at the following address:

W. Joseph Payne

ABX Air, Inc.

145 Hunter Drive

Wilmington, Ohio 45177

Received on:

By: